Exhibit 10.1

LIMITED LIABILITY COMPANY

INTEREST PURCHASE AGREEMENT

THIS LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this June 12, 2023 by and among Metavesco, Inc., a corporation organized and existing under the laws of the State of Nevada with its principal place of business at 410 Peachtree Parkway, Suite 4245, Cumming, GA 30041 (“Buyer”), Eddy Rodriguez, an individual (“Seller”), collectively referred to as the “Parties”.

WHEREAS, Mr. Eddy Rodriguez is a member of, and the legal and beneficial owner of a 100% limited liability company interest (the “Eddy Rodriguez Interest”) in, Boring Brew, LLC and Bored Coffee Lab, LLC, both limited liability companies organized and existing under the laws of the State of Florida with its principal place of business at 2743 SW 28 CT, MIAMI, FL 33133 (the “Company”);

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from the Seller, the Interests, comprising all of the outstanding limited liability company interests in the Company; and

WHEREAS, the Parties wish to enter into this Agreement setting out the terms and conditions for the sale by the Seller, and the purchase by Buyer, of the Interests.

NOW, THEREFORE, for and in consideration of the foregoing, and the representations, warranties and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

SALE AND PURCHASE OF INTERESTS

Section 1.1. Sale and Purchase. Subject to the terms and conditions set forth herein, at the Closing (as defined below), the Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase, acquire, accept and receive from the Seller, all of the Seller’s right, title and interest in, under and to the Interests, free and clear of all liens, encumbrances, security interests, charges, mortgages, indentures, pledges, options, rights of other Persons (as defined below), voting trusts, restrictions and claims of any kind (collectively, “Liens”).

Section 1.2. Purchase Price. The total purchase price for the Interests shall include the sum of Forty-Five Thousand United States Dollars (“USD”) (USD$45,000) and Five Hundred Thousand (500,000) restricted shares of Metavesco, Inc. common stock (the “Shares”).

payable at the Closing as follows:

(a)	The amount of Thirty-Five Thousand USD (USD$35,000) shall be paid to Mr. Eddy Rodriguez, by wire transfer of immediately available funds, to such account as Mr. Eddy Rodriguez shall have designated in writing prior to the Closing and it is agreed that these funds will satisfy repayment of all advances made by Mr. Eddy Rodriguez to the Company; and
(b)	The amount of Ten Thousand USD (USD$10,000) shall be paid to Mr. Eddy Rodriguez, by wire transfer of immediately available funds, to such account as Mr. Eddy Rodriguez shall have designated in writing prior to the Closing;
(c)	The total of Five Hundred Thousand restricted common shares of Metavesco, Inc., Cusip 941872, issued to Mr. Eddy Rodriguez.

ARTICLE II

THE CLOSING

Section 2.1. Closing. Subject to the satisfaction or waiver of each of the conditions set forth herein, the consummation of the transaction contemplated by this Agreement (the “Closing”) shall take place at 4 p.m., New York, NY time, on June 13, 2023 or at such other time and on such other date as may be mutually agreed upon by the Parties (the “Closing Date”).

Section 2.2. Deliveries by Seller. At the Closing, the Seller shall deliver to Buyer the following documents or instruments, in form and substance reasonably satisfactory to Buyer:

(a)	Assignment of Limited Liability Company Interest, duly executed by Mr. Eddy Rodriguez; substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2.

(b)	the resignation of the Manager of the Company, duly executed by Mr. Eddy Rodriguez;

(c)	a certificate from the Seller, substantially in the form attached hereto as Exhibit B, dated as of the Closing Date and duly executed by the Seller, certifying as to the matters specified therein; and

(d)	such further documents (including, without limitation, instruments of assignment, conveyance, transfer or confirmation) as may be reasonably necessary for (i) the Seller to convey and transfer to Buyer, and Buyer to acquire and accept from the Seller, the Interests, free and clear of all Liens, and (ii) Buyer to become a member of the Company, or as may be otherwise reasonably requested by Buyer.

Section 2.3. Deliveries by Buyer. At the Closing, Buyer shall pay the Total Purchase Price as provided in Section 1.2 hereof and deliver to the Seller the following documents or instruments, in form and substance reasonably satisfactory to the Seller:

(a)	a counterpart of each the Interest Assignment, duly executed by Buyer;
(b)	a certificate from Buyer, substantially in the form attached hereto as Exhibit C, dated as of the Closing Date and duly executed by Buyer, certifying as to the matters specified therein; and
(c)	such further documents (including, without limitation, instruments of assumption, acquisition, acceptance or confirmation) as may be reasonably necessary for (i) the Seller to convey and transfer to Buyer, and Buyer to acquire and accept from the Seller, the Interests, free and clear of all Liens, and (ii) Buyer to become a member of the Company, or as may be otherwise reasonably requested by the Seller.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1. Representations and Warranties of Seller. Each Seller represents and warrants to Buyer, as of the date hereof and as of the Closing Date, as follows:

(a)	Boring Brew, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida. Eddy Rodriguez has the requisite limited liability company power and authority to carry on the business in which it is engaged, to own its assets, to execute, deliver and perform its obligations under this Agreement and the Seller Documents, and to consummate the transaction contemplated hereby.
(b)	Bored Coffee Lab, LLC is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida. Eddy Rodriguez has the requisite limited liability company power and authority to carry on the business in which it is engaged, to own its assets, to execute, deliver and perform its obligations under this Agreement and the Seller Documents, and to consummate the transaction contemplated hereby.
(c)	Mr. Eddy Rodriguez (i) is the sole record holder and beneficial owner of the Eddy Rodriguez Interest, free and clear of all Liens, (ii) has good and marketable title to the Eddy Rodriguez Interest, (iii) has the full right, title, power and authority to validly sell, assign, transfer and convey the Eddy Rodriguez Interest to Buyer, and (iv) has not entered into any agreement to sell, hypothecate or otherwise dispose of the Eddy Rodriguez Interest to any other Person.
(d)	Mr. Eddy Rodriguez, in his capacity as Manager of the Company, consents to the sale of the Eddy Rodriguez Interest.
(e)	The Company has no undisclosed obligations or liabilities.

(f)	Seller (i) understands that the Common Stock Consideration to be issued and sold to Seller, has not been, and will not be, registered under the Securities Act or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (ii) is receiving rights under such Common Stock solely for such Person’s own account for investment purposes, and not with a view to the distribution thereof, (iii) is a sophisticated investor with knowledge and experience in business and financial matters, and (iv) is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Seller has had an opportunity to discuss Purchaser’s business, management, financial affairs with Purchaser’s management. Seller acknowledges that it is informed as to the risks of the transactions contemplated by this Agreement and of ownership of the Common Stock Consideration. Seller acknowledges that the no shares of the Common Stock Consideration may be be sold, transferred offered for sale, pledged, hypothecated or otherwise disposed of, unless such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act or sold pursuant to an exemption from registration under the Securities Act, and any applicable state or foreign securities laws. Seller has carefully read the provisions of this representation and warranty, has had the opportunity to confer with counsel, and makes this representation and warranty relying solely upon its own judgment and the judgment of his legal counsel.

The Seller understands that the share certificates, instrument or book entry evidencing the Common Stock Consideration and any shares of Common Stock issued in respect of or exchange for the Preferred Stock Consideration, may be notated with any legend required by the securities laws of any state to the extent such laws are applicable to the securities including the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

Section 3.2. Representations and Warranties of Buyer. Buyer represents and warrants to the Seller, as of the date hereof and as of the Closing Date, as follows:

(a)	Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Buyer has the requisite corporate power and authority to carry on the business in which it is engaged, to own its assets, to execute, deliver and perform its obligations under this Agreement and the Buyer Documents, and to consummate the transaction contemplated hereby.
(b)	The execution and delivery by Buyer of, and the performance by Buyer of its obligations under, this Agreement and any other agreements, statements, certificates, instruments or other documents to be executed and delivered by Buyer at the Closing pursuant to this Agreement (collectively, the “Buyer Documents”) and the consummation by Buyer of the transaction contemplated hereby (i) have been or will be duly authorized and approved by all necessary action of Buyer, (ii) do not and will not require any further or additional consent, approval or authorization of Buyer, (iii) do not and will not violate, contravene or conflict with the Certificate of Incorporation or Bylaws of Buyer or any law, regulation, judgment, order or decree to which Buyer or any of its assets are subject, (iv) do not and will not require the consent, approval, waiver, clearance, permit, license or authorization of, by or from, any filing with, or any notice to, any Person (beyond that which has already been obtained), (v) do not and will not result in a breach of, or constitute a default under, any contract, instrument, commitment or arrangement to which Buyer is a party, by which Buyer is bound or to which any of Buyer’s assets are subject, and (vi) do not and will not result in the imposition of a Lien on any of Buyer’s assets.
(c)	This Agreement constitutes and each of the other Buyer Documents will constitute the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws affecting or limiting the enforcement of creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(d)	To the best of Buyer’s knowledge, there are no Claims against or affecting Buyer that restrain or prohibit (or seek to restrain or prohibit) the consummation by Buyer of the transaction contemplated hereby.

ARTICLE IV

COVENANTS

Section 4.1. Pre-Closing Covenants of Seller. Prior to the Closing, the Seller (including, in the case of Mr. Eddy Rodriguez, in his capacity as Manager of the Company) shall perform or comply with the following covenants:

(a)	The Seller shall deliver to Buyer (i) a copy of the Articles of Organization of the Company, certified by the Secretary of State of the State of Florida, (ii) a true and correct copy of the Company’s Operating Agreement, (iii) a certificate from the Secretary of State of the State of Florida, certifying as to the existence and good standing of the Company, and (iv) a true and correct copy of each of the Existing Agreements.
(b)	Seller will not cause or permit the Company to enter into any agreement or amend, modify or terminate any of the Existing Agreements, without the prior written consent of Buyer.
(c)	Seller will not cause or permit the Company to, amend, modify or terminate the Company’s Operating Agreement without the prior written consent of Buyer.
(d)	Seller shall refrain from, directly or indirectly, asserting, commencing or instituting, or causing to be asserted, commenced or instituted, any Claim before any Governmental Authority, or taking any other action whatsoever to attempt to invalidate, void or otherwise challenge the validity or enforceability of all or any part of this Agreement.
(e)	Seller shall use all commercially reasonable efforts to fulfill and perform all conditions and obligations to be fulfilled and performed by it under this Agreement at the earliest practicable time, and to cause the transaction contemplated by this Agreement to be consummated in accordance herewith.
(f)	Seller shall cause the Company to be managed and operated in the ordinary course of business and consistent with past practices, and shall not cause, permit or consent to any action that is inconsistent therewith without the prior written consent of Buyer.

Section 4.2. Membership in Company. Seller) hereby (a) consents to Buyer being admitted as and becoming a member of the Company at the Closing and (b) acknowledges and agrees that, at the Closing, such Seller shall cease (i) to be a member of the Company and (ii) to have the power to exercise any right, power or remedy as a member of the Company.

Section 4.3 Pre-Closing Covenants of Buyer. Buyer hereby agrees that the following Intellectual Property belongs personally to the Seller and is exempted from the purchase and sale of interest, all of the following NFTs that were created and used by the Seller;

Bored Ape Yacht Club (BAYC) #5502

Bored Ape Yacht Club (BAYC) #6254

Bored Ape Kennel Club (BAKC) #477

CryptoPunk #8335

CryptoDickbutt #992

CryptoDickbutt #2332

Meebit #5007

Meebit #18029

ARTICLE V

CONDITIONS TO CLOSING

Section 5.1. Conditions to Closing. The obligation of the Seller to sell and transfer the Interests and to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing, of all of the conditions precedent set forth in this Section 5.1.

(a)	At time of Closing, Buyer shall execute a five year employment or contract employment agreement with Eddy Rodriguez which shall include a yearly salary amount of $30,000 to be paid bi-weekly,(Yearly Salary will be adjusted annually depending on the time commitment) an equity incentive plan that will award 200,000 shares of Metavesco, Inc. common stock upon Boring Brew, LLC and Bored Coffee Lab, LLC exceeding a combined annual revenue of one million dollars ($1,000,000), 300,000 shares of Metavesco, Inc. common stock upon Boring Brew, LLC and Bored Coffee Lab, LLC exceeding a combined annual revenue of three million dollars ($3,000,000), 500,000 shares of Metavesco, Inc. common stock and Three Hundred Thousand Dollars ($300,000) upon Boring Brew, LLC and Bored Coffee Lab, LLC exceeding a combined annual revenue of five million dollars ($5,000,000). As a condition of employment, during the five year period following the execution of this agreement, should the acquired Company be subsequently sold by Metavesco, Inc., Mr. Eddy Rodriguez shall be entitled to receive 20% of net proceeds received by Metavesco, Inc. in said sale.
(b)	Seller is authorized to extend an employment and or independent consultation contract with certain necessary consultants identified by the Seller as being instrumental in executing the business plan for the business. No contract will be for more than one year and no salary or compensation for more than $60,000 for each consultant and or contract employee.
(c)	At time of Closing, Buyer shall execute a one year employment or contract employment agreement with certain necessary consultants identified by Mr. Eddy Rodriguez as being instrumental in executing the business plan in the amount of $60,000 for year one.
(d)	All representations and warranties of Buyer contained in this Agreement or in any of the Buyer Documents shall be true and correct in all material respects as of the date hereof or thereof and as of the Closing Date;
(e)	Buyer shall have performed and complied with, in all material respects, all covenants, obligations and conditions required by this Agreement to be performed or complied with by Buyer prior to or on the Closing Date;
(f)	No injunction, order or decree of any Governmental Authority shall be in effect which restrains or prohibits the consummation of the transaction contemplated by this Agreement at the Closing;
(g)	The Seller shall have received the documents required to be delivered by Buyer pursuant to Section 2.3 hereof;
(h)	The form and substance of all Buyer Documents shall be reasonably satisfactory to the Seller; and
(i)	Buyer shall have paid the Purchase Price to the Seller in accordance with Section 1.2 hereof

Section 6.1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada without regard to its choice-of-law and conflicts-of-laws rules, except to the extent that the laws of the State of Maryland mandatorily apply.

IN WITNESS WHEREOF, the Parties have caused this Limited Liability Company Interest Purchase Agreement to be duly executed and delivered by their duly authorized representatives as of the date first written above.

Metavesco, INC.

By:
Name:	Ryan Schadel
Title:	CEO

By:
Name:	Eddy Rodriguez

EXHIBIT A-2

FORM OF ASSIGNMENT AND ASSUMPTION OF

LIMITED LIABILITY COMPANY INTEREST – Boring Brew

ASSIGNMENT AND ASSUMPTION OF

LIMITED LIABILITY COMPANY INTEREST

THIS ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTEREST (this “Assignment”) is made as of this 13th day of June , 2023 by and between Eddy Rodriguez, [an individual] (“Assignor”), and Metavesco, Inc., a Nevada corporation (“Assignee”).

WHEREAS, Boring Brew, LLC, a Florida limited liability company (the “Company”), was formed pursuant to the filing of the Articles of Organization of the Company with the Secretary of State of the State of Florida;

WHEREAS, Assignor owns and holds 100% of the outstanding limited liability company interests in the Company (the “Assigned Interest”); and

WHEREAS, Assignor and Assignee wish to effect the assignment and transfer of the Assigned Interest by Assignor to Assignee pursuant to the Agreement by means of this Assignment.

NOW, THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment. Assignor hereby assigns, transfers, conveys and sets over to Assignee, its successors and assigns, all of Assignor’s right, title and interest in, under and to the Assigned Interest, including, without limitation, (a) all rights to share in such profits and losses, to receive such distribution or distributions, and to receive such allocations of income, gain, loss, deduction or credit or similar items to which Assignor, as owner of the Assigned Interest, was entitled, (b) all right, title and interest in and to Assignor’s capital account with respect to the Assigned Interest, (c) all right, title and interest of Assignor in connection with Assignor’s ownership of the Assigned Interest under and pursuant to the Operating Agreement, (d) all rights of Assignor as owner of the Assigned Interest to exercise any and all rights, powers and remedies with respect to the Assigned Interest and to participate in the management of the business and affairs of the Company as and to the extent provided or permitted under the Operating Agreement, and (e) all other rights otherwise inuring to Assignor by virtue of owning the Assigned Interest.

2. Acceptance and Assumption. Assignee hereby accepts the assignment and transfer of the Assigned Interest as provided in Section 1 hereof and agrees to assume all obligations and duties of Assignor with respect to the Assigned Interest from and after the execution and delivery of this Assignment.

3. Membership in Company. Assignor hereby (a) consents to Buyer being admitted as and becoming a member of the Company upon the execution and delivery of this Assignment, and (b) acknowledges and agrees that Assignor hereby ceases (i) to be a member of the Company and (ii) to have the power to exercise any right, power or remedy as a member of the Company.

4. Amendment and Restatement of Operating Agreement. Assignee shall have the right to amend and restate the Operating Agreement upon or after the execution and delivery of this Assignment to reflect the terms and conditions of this Assignment and incorporate such other terms and conditions as Assignee may find acceptable in its sole discretion.

5. Miscellaneous.

(a) Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its choice-of-law and conflicts-of-laws rules, except to the extent that the laws of the State of Maryland mandatorily apply.

(b) Severability. Any provision of this Assignment which is illegal, invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Assignment in any jurisdiction. If the final judgment of a court of competent jurisdiction declares that any provision of this Assignment is illegal, invalid or unenforceable, the parties hereto agree that such court shall have the power to modify such provision consistent with the intent of the parties hereto.

(c) Headings. The section headings contained in this Assignment are for convenience only and shall not be considered in the interpretation or construction of the provisions of this Assignment.

(d) Binding Nature. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

(e) Counterparts. This Assignment may be executed in any number of counterparts and such counterparts may be exchanged by means of electronic mail or facsimile transmission, and each of such counterparts shall be deemed an original but all of them together shall constitute one and the same instrument. In the event that counterparts of this Assignment are executed and exchanged by electronic mail or facsimile transmission, the parties hereto shall endeavor to exchange original executed counterparts of this Assignment.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption of Limited Liability Interest to be duly executed and delivered as of the date first written above.

ASSIGNOR:

By:
Name:	Eddy Rodriguez
Title:	Member

ASSIGNEE:

Metavesco, INC.

By:
Name:
Title:

EXHIBIT A-1

FORM OF ASSIGNMENT AND ASSUMPTION OF

LIMITED LIABILITY COMPANY INTEREST – Bored Coffee Lab

ASSIGNMENT AND ASSUMPTION OF

LIMITED LIABILITY COMPANY INTEREST

THIS ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTEREST (this “Assignment”) is made as of this 13th day of June , 2023 by and between Eddy Rodriguez, [an individual] (“Assignor”), and Metavesco, Inc., a Nevada corporation (“Assignee”).

WHEREAS, Bored Coffee Lab, LLC, a Florida limited liability company (the “Company”), was formed pursuant to the filing of the Articles of Organization of the Company with the Secretary of State of the State of Florida;

WHEREAS, Assignor owns and holds 100% of the outstanding limited liability company interests in the Company (the “Assigned Interest”); and

WHEREAS, Assignor and Assignee wish to effect the assignment and transfer of the Assigned Interest by Assignor to Assignee pursuant to the Agreement by means of this Assignment.

NOW, THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Assignment. Assignor hereby assigns, transfers, conveys and sets over to Assignee, its successors and assigns, all of Assignor’s right, title and interest in, under and to the Assigned Interest, including, without limitation, (a) all rights to share in such profits and losses, to receive such distribution or distributions, and to receive such allocations of income, gain, loss, deduction or credit or similar items to which Assignor, as owner of the Assigned Interest, was entitled, (b) all right, title and interest in and to Assignor’s capital account with respect to the Assigned Interest, (c) all right, title and interest of Assignor in connection with Assignor’s ownership of the Assigned Interest under and pursuant to the Operating Agreement, (d) all rights of Assignor as owner of the Assigned Interest to exercise any and all rights, powers and remedies with respect to the Assigned Interest and to participate in the management of the business and affairs of the Company as and to the extent provided or permitted under the Operating Agreement, and (e) all other rights otherwise inuring to Assignor by virtue of owning the Assigned Interest.

2. Acceptance and Assumption. Assignee hereby accepts the assignment and transfer of the Assigned Interest as provided in Section 1 hereof and agrees to assume all obligations and duties of Assignor with respect to the Assigned Interest from and after the execution and delivery of this Assignment.

3. Membership in Company. Assignor hereby (a) consents to Buyer being admitted as and becoming a member of the Company upon the execution and delivery of this Assignment, and (b) acknowledges and agrees that Assignor hereby ceases (i) to be a member of the Company and (ii) to have the power to exercise any right, power or remedy as a member of the Company.

4. Amendment and Restatement of Operating Agreement. Assignee shall have the right to amend and restate the Operating Agreement upon or after the execution and delivery of this Assignment to reflect the terms and conditions of this Assignment and incorporate such other terms and conditions as Assignee may find acceptable in its sole discretion.

5. Miscellaneous.

(a) Governing Law. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its choice-of-law and conflicts-of-laws rules, except to the extent that the laws of the State of Maryland mandatorily apply.

(b) Severability. Any provision of this Assignment which is illegal, invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Assignment in any jurisdiction. If the final judgment of a court of competent jurisdiction declares that any provision of this Assignment is illegal, invalid or unenforceable, the parties hereto agree that such court shall have the power to modify such provision consistent with the intent of the parties hereto.

(c) Headings. The section headings contained in this Assignment are for convenience only and shall not be considered in the interpretation or construction of the provisions of this Assignment.

(d) Binding Nature. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

(e) Counterparts. This Assignment may be executed in any number of counterparts and such counterparts may be exchanged by means of electronic mail or facsimile transmission, and each of such counterparts shall be deemed an original but all of them together shall constitute one and the same instrument. In the event that counterparts of this Assignment are executed and exchanged by electronic mail or facsimile transmission, the parties hereto shall endeavor to exchange original executed counterparts of this Assignment.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption of Limited Liability Interest to be duly executed and delivered as of the date first written above.

ASSIGNOR:

By:
Name:	Eddy Rodriguez
Title:	Member

ASSIGNEE:

Metavesco, INC.

By:
Name:
Title:

EXHIBIT B

FORM OF SELLER’S CLOSING CERTIFICATE

CERTIFICATE

This Certificate is executed and delivered by Eddy Rodriguez (“Mr. Eddy Rodriguez”) the (“Seller”), pursuant to Sections 2.2(c) and (e) of the Limited Liability Company Interest Purchase Agreement dated as of June 13, 2023 (the “Agreement”) by and among Metavsco, Inc., a Nevada corporation and the Seller. Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement.

Seller hereby certifies to Buyer as follows:

1. Attached hereto is the ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTEREST for Boring Brew, LLC and Bored Coffee Lab, LLC.

2. All representations and warranties of the Seller contained in the Agreement or in any of the Seller Documents were true and correct in all material respects as of the date of the Agreement or the Seller Documents, as the case may be, and are true and correct in all material respects as of the date hereof.

3. The Seller has performed and complied with, in all material respects, all covenants, obligations and conditions required by the Agreement to be performed or complied with by the Seller prior to or on the date hereof.

4. No injunction, order or decree of any Governmental Authority is in effect which restrains or prohibits the consummation of the transaction contemplated by the Agreement on the date hereof.

5. In reliance on the certifications made by Buyer in the Certificate of Buyer dated the date hereof, all of the conditions precedent to the obligation of the Seller to consummate the transaction contemplated by the Agreement have been satisfied.

IN WITNESS WHEREOF, the Seller has duly executed and delivered this Certificate on this 13th day of June , 2023.

By:
Name:	Eddy Rodriquez
Title:	Member

EXHIBIT C

FORM OF BUYER’S CLOSING CERTIFICATE

CERTIFICATE

This Certificate is executed and delivered by Metavesco, Inc., a Nevada corporation (“Buyer”), pursuant to Sections 2.3(b) and (c) of the Limited Liability Company Interest Purchase Agreement dated as of June 13, 2023 (the “Agreement”) by and among Buyer and Eddy Rodriguez (“Mr. Eddy Rodriguez”) the (“Seller”). Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement.

Buyer hereby certifies to the Seller as follows:

1. Attached hereto is a true and correct copy of the resolutions of the Board of Directors of Buyer, authorizing the execution and delivery of the Agreement and the other Buyer Documents and the consummation by Buyer of the transaction contemplated thereby, and such resolutions have not been amended, repealed or rescinded and remains in full force and effect as of the date hereof.

2. All representations and warranties of Buyer contained in the Agreement or in any of the Buyer Documents were true and correct in all material respects as of the date of the Agreement or the Buyer Documents, as the case may be, and are true and correct in all material respects as of the date hereof.

3. Buyer has performed and complied with, in all material respects, all covenants, obligations and conditions required by the Agreement to be performed or complied with by Buyer prior to or on the date hereof.

4. No injunction, order or decree of any Governmental Authority is in effect which restrains or prohibits the consummation of the transaction contemplated by the Agreement on the date hereof.

5. In reliance on the certifications made by the Seller in the Certificate of the Seller dated the date hereof, all of the conditions precedent to the obligation of Buyer to consummate the transaction contemplated by the Agreement have been satisfied.

IN WITNESS WHEREOF, Buyer has duly executed and delivered this Certificate on this 30th day of June 13, 2023.

Metavesco, INC.

By:
Name:
Title: